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                                                                  EXHIBIT 10.101

                      FIRST AMENDMENT TO RESEARCH AGREEMENT

         THIS FIRST AMENDMENT TO RESEARCH AGREEMENT (the "Amendment") is made and entered into effective as of February 28, 1999, by and between AXYS PHARMACEUTICALS, INC. (formerly known as ARRIS PHARMACEUTICAL CORPORATION), a Delaware corporation having its principal place of business at 180 Kimball Way, South San Francisco, CA 94080 ("Axys"), and PHARMACIA & UPJOHN INC., a Delaware corporation having its principal place of business at 7000 Portage Road, Portage, Michigan 49001 ("P&U"). Axys and P&U may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

     A. Axys and P&U entered into a Research Agreement dated February 29, 1996 (the "Agreement"), regarding the provision by Axys to P&U of, among other things, certain libraries of combinatorial chemistry compounds.

     B. Axys and P&U desire to amend the Agreement to memorialize their agreement to reduce the number of compounds remaining to be delivered to P&U under the Agreement and to revise the delivery schedule for such compounds.

     NOW, THEREFORE, the Parties agree as follows:

1.       AMENDMENT OF THE AGREEMENT

         The Parties hereby agree to amend the terms of the Agreement as provided below. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.

         1.1      REVISED DELIVERY OBLIGATION AND SCHEDULE.

         Notwithstanding any provision of the Agreement, the parties hereby agree that (a) Axys shall only be obligated to develop and provide to P&U an additional 50,000 compounds, in addition to the compounds previously provided to P&U and (b) said 50,000 compounds shall be delivered to P&U prior to December 31, 1999 and such deliveries shall be in the same format as previously agreed to by the parties. Notwithstanding the third sentence of Section 5.2 of the Agreement, Axys shall not be entitled to the one-time supplemental fee of $50,000 upon completion of the delivery of said 50,000 compounds.

         1.2      EXTENSION OF TERM.

         Notwithstanding the first sentence of Section 7.1 of the Agreement, the parties agree that the Agreement shall remain in effect until the earlier of (a) the completion of delivery of said


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50,000 compounds by Axys under the Agreement or (b) December 31, 1999, unless the parties otherwise agree in writing.

2.       MISCELLANEOUS

         2.1 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                             PHARMACIA & UPJOHN INC.

                                     By: /s/ Douglas R. Morton, PH.D.

                                     Title: GVP, Technology Acquisition & Skill-
                                            base Development

                                     By:________________________________________

                                     Title:_____________________________________


                             AXYS PHARMACEUTICALS, INC.

                                     By: /s/ Frederick J. Ruegsegger

                                     Title: Sr. VP & CFO

                                     By:________________________________________

                                     Title:_____________________________________




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